UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 27, 2009

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 27, 2009, the Registrant’s subsidiary, Enserco Energy Inc. (“Enserco”), entered into Joinder Agreements to its Third Amended and Restated Credit Agreement dated as of May 7, 2009 (the “Credit Facility”), with Calyon, RZB Finance LLC and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland.” The Joinder Agreements add $60 million of subscribed commitments to the Credit Facility bringing the total subscribed commitments to the $300 million maximum line under the Credit Facility.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1

Joinder Agreement dated May 27, 2009 to the Third Amended and Restated Credit Agreement effective May 7, 2009, among Enserco Energy Inc., the borrower, Fortis Capital Corp., as administrative agent, and Calyon New York Branch.

10.2

Joinder Agreement dated May 27, 2009 to the Third Amended and Restated Credit Agreement effective May 7, 2009, among Enserco Energy Inc., the borrower, Fortis Capital Corp., as administrative agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland, New York Branch.

10.3

Joinder Agreement dated May 27, 2009 to the Third Amended and Restated Credit Agreement effective May 7, 2009, among Enserco Energy Inc., the borrower, Fortis Capital Corp., as administrative agent, and RZB Finance LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: May 28, 2009

Exhibit Index

Exhibit No.	Description

10.1

Joinder Agreement dated May 27, 2009 to the Third Amended and Restated Credit Agreement effective May 7, 2009, among Enserco Energy Inc., the borrower, Fortis Capital Corp., as administrative agent, and Calyon New York Branch.

10.2

Joinder Agreement dated May 27, 2009 to the Third Amended and Restated Credit Agreement effective May 7, 2009, among Enserco Energy Inc., the borrower, Fortis Capital Corp., as administrative agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland, New York Branch.

10.3

Joinder Agreement dated May 27, 2009 to the Third Amended and Restated Credit Agreement effective May 7, 2009, among Enserco Energy Inc., the borrower, Fortis Capital Corp., as administrative agent, and RZB Finance LLC.

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